EXHIBIT 99.B
EL PASO

Doug Foshee
President and Chief Executive Officer
-------------------------------------------

Howard Weil Energy Conference
March 29, 2004

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Cautionary Statement Regarding Forward-looking Statements
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This presentation includes forward-looking statements and
projections, made in reliance on the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The company has made every reasonable effort to ensure that the information and assumptions on which these statements and projections are based are current, reasonable, and complete. However, a variety of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this presentation, including, without limitation, the ability to implement and achieve our objectives in the long-range plan; the timing of the completion of the internal review of the reserve revisions, and the extent and time periods involved in any potential restatement of prior years' financial results; potential impact of any restatement of financial results on our access to capital (including borrowings under credit arrangements); changes in reserves estimates based upon internal and third party reserve analyses; the uncertainties associated with the outcome of governmental investigations; the outcome of litigation including shareholder derivative and class actions related to the reserve revision and potential restatement; and other factors described in the company's (and its affiliates') Securities and Exchange Commission filings. While the company makes these statements and projections in good faith, neither the company nor its management can guarantee that anticipated future results will be achieved. Reference must be made to those filings for additional important factors that may affect actual results. The company assumes no obligation to publicly update or revise any forward-looking statements made herein or any other forward-looking statements made by the company, whether as a result of new information, future events, or otherwise.

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Overview
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*Long-Range Plan outlined a path toward:
*Reducing debt to approximately $15 billion net of cash by December 31, 2005 *Asset sales of $3.3-$3.9 billion cash proceeds
*Recovery of working capital
*Related debt reduction of $1.8 billion
*$0.75-$1.10 earnings per share in 2006
*Developing a fit-for-purpose organization
*Cutting annual expenses by $150 MM
*Continue to invest in core businesses
*Aligning compensation with shareholder interests
*We have made significant progress to-date

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Progress Report:  Asset Sales
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                                                       $ Millions
Goal by December 31, 2005
$3.3 billion-$3.9 billion

[Graph]

Power                   $900-$1,200
Field Services          $1,000
Production              $600-$700
Petroleum               $500-$600
Pipeline & Other        $250-$350

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Progress Report: Asset Sales
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                                                       $ Millions
$2.9 billion closed or announced

[Green]        Asset sales goal
[Yellow]       Asset sales closed or announced

[Graph]

Power                $900-$1,200 [Green]      $850 [Yellow]
Field Services       $1,000 [Green]           $983 [Yellow]
Production           $600-$700 [Green]        $352 [Yellow]
Petroleum            $500-$600 [Green]        $647 [Yellow]
Pipeline & Other     $250-$350 [Green]        $ 81 [Yellow]

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Elimination of Non-recourse Obligations
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                                                       $ Billions
$1.1 billion closed or announced

[Graph]
Target Through 2005         $1.8
Closed or Announced         $1.1

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Debt Reduction Progress and Forecasts
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                                                       $ Billions
[Graph]
Sept. 30, 2003          $21.9
Dec. 31, 2003           $20.4
Dec. 31, 2004           $18-$17
Dec. 31, 2005           $15

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Asset Sales Put El Paso Ahead of Schedule
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                                                     $ Millions

                                Net                  Non-recourse
                             Proceeds                    Debt
-----------------------------------------------------------------
Closed in 1Q 2004
    *Eagle Point refinery     $   246                   $    -
    *Aruba refinery               261                        -
    *Canadian E&P properties      352                        -
    *Mohawk River Funding IV        5                       75
    *Other                         15                        -
                             ------------------------------------
          *Total              $   879                    $  75
                             ====================================

Announced and expected to close in 2004
    *GTM/EPD transaction      $   650                    $   -
    *Domestic power               746                      174
    *Utility contract fun          21                      815
                             ------------------------------------
          *Total              $ 1,417                    $ 989
                             ====================================

2.3 billion announced and expected to close in 2004
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Debt Reduction Target for 12/31/04 of Approximately $17 Billion
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                                                    $ Billions

[Green]     Debt reduction progress/forecast
[Yellow]    Debt reduction target

Sept. 30, 2003          $21.9 [Green]
Dec. 31, 2003           $20.4 [Green]
Mar. 31, 2004E          $19.5 [Green]
Dec. 31, 2004           $18-$17 [Green]         $17 [Yellow]
Dec. 31, 2005           $15 [Green]             $15 [Yellow]

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Fit for Purpose Organization
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[Green]      Long term
[Yellow]     Medium term
[Orange]     Near term

EPC Holding Company

                     Unregulated Businesses

Production and Processing [Green]        Marketing and Trading [Green]

Brazilian Integrated Business [Green]    EPD/GTM Interest[Green]

Asian Power [Yellow]                     Global Networks [Yellow]

Domestic, European, and                  Discontinued Operations [Orange]
C. American Power [Yellow]

                      Regulated Businesses

Southern Pipelines (SNG, 50% Citrus) [Green]

Western Pipelines (EPNG, CIG, WIC, Mojave) [Green]

Eastern Pipelines (TGP, ANR, Great Lakes) [Green]

     *Mexico JV Operations [Green]

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Reorganization Progress
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    * Reduced
         *40% of officer positions
         *21% of director positions
         *9% of rest of organization *
    *On track to achieve $150 MM of annual cost savings by 2006

*Not including field operations or field services business

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Business Segment Update
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                                                            ep
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Pipeline Goals
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    *Maintain leadership in North American infrastructure development
    *Manage capital and costs
    *Continue recontracting success
    *Provide stable earnings and cash flow
    *2%-5% earnings growth post-2004

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North American Natural Gas Market Overview
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    *Highest gas demand growth areas are projected to be in the Southeast and The Northeast to meet electric power demands
    *Gas supply increases will come from remote areas-The Rockies,
       Deepwater Gulf of Mexico, and imported LNG
    *El Paso's pipeline projects are well positioned to serve both supply and Market growth
    *El Paso's broad footprint and project opportunities provide the basis for stable growth in earnings

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Broad Footprint in North American Market
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[Map of the United States]

Colorado Interstate Gas 4,000 miles; 3 Bcf/d
El Paso Natural Gas 10,600 miles; 5 Bcf/d
Mojave Pipeline 400 miles; 0.4 Bcf/d
Mexico Ventures 106 miles; 1.6 Bcfd
Wyoming Interstate 600 miles; 2 Bcf/d
ANR Pipeline 10,600 miles; 6 Bcf/d
Great Lakes Gas Transmission (50%) 2,100 miles; 3 Bcf/d
Southern Natural Gas 8,200 miles; 3 Bcf/d
Tennessee Gas Pipeline 14,200 miles; 6 Bcf/d
Elba Island 4 Bcf
Florida Gas Transmission (50%) 4,800 miles; 2 Bcf/d

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Production Goals
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    *New leadership
    *Touch bottom
    *Lengthen R/P
    *Reduce natural declines
    *Capital discipline and execution
    *Regain credibility

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Production Update
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    *Lisa Stewart hired as President, Production and
      Nonregulated Operations
         *Reorganized and streamlined organization
         *Implementing capital review process
         *Reviewing opportunities in each core area
         *Will provide update in 2Q

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Reserve Revision
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    *1.8 Tcf revision announced in February
         *Will likely cause restatement of periods prior to 2003 *DD&A rate will depend on potential impact of prior period revisions and future ceiling tests
         *No impact on Long-Range Plan production assumptions *All bank waivers required by our revolver lenders have been obtained

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2004 Production Target Ranges
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                                                       MMcfe/d
                                                  SEC
                                               Year End
                                             2003 Reserves
                                      High                   Low
------------------------------------------------------------------
Beginning 2004 production rate <1>     860                   860
Annual PDP decline 25%-40%            (110)                 (180)
                                     -----------------------------
Production before new development      750      715 <2>      680
New Development from $850 MM capital   200                   170
                                     -----------------------------
Production target ranges               950                   850

    *Approximately 715 MMcf/d, or 85% of the 850-950 MMcfe/d 2004 target, delivered from proved-producing properties
    *1Q 2004 average daily production of approximately 940-950 MMcfe/d
      (885-895 MMcfe/d excluding our Canadian assets)

1 Assumed to be net of Canadian and other planned property sales
2 Contribution from EPPH of 430 MMcfe/d

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Compensation Philosophy Tied to Pay for Performance
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    *Metrics tied to shareholder value
         *Performance against plan
         *Relative share price performance
         *Long-term value creation
    *Critically evaluate individual performance
    *Widen incentive bands
    *Equity to top 900+/- (1.5% annual dilution)

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Summary
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    *On track to achieve 2006 goals
         *Debt reduction well ahead of schedule
         *Earnings dependent upon DD&A rate
         *Underlying factors are on target
    *Pipelines performing very well
    *Current production consistent with plan expectations
    *Most keys to future success are within our control

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